Exhibit 10.10

Execution Version

SECOND AMENDMENT TO

GAS GATHERING AGREEMENT

This Second Amendment (this “Amendment”) to the Amended and Restated Gas Gathering Agreement dated as of October 1, 2010 (the “Effective Date”), by and between Quicksilver Resources Inc. (“Producer”) and Cowtown Pipeline Partners L.P. (“Gatherer”).

WHEREAS, Producer and Gatherer, as the assignee of Cowtown Pipeline L.P., are parties to the Amended and Restated Gas Gathering Agreement dated as of September 1, 2008, as amended by the First Amendment dated as of September 29, 2009 (the “Lake Arlington Agreement”);

WHEREAS, pursuant to the Purchase Agreement (the “Purchase Agreement”) dated as of July 22, 2010, as amended, by and among Producer, Crestwood Holdings LLC (f/k/a First Reserve Crestwood Holdings LLC), Cowtown Pipeline L.P. and Cowtown Gas Processing L.P., Producer has agreed to transfer its indirect ownership interests in Gatherer to Crestwood Holdings LLC; and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the parties hereto desire to enter into this Amendment in order to modify certain of the terms and conditions of the Lake Arlington Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual premises and benefits contained herein, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties amend the Lake Arlington Agreement as follows:

1. Paragraph 18 is amended by replacing the words “August 10, 2017” with “December 31, 2020”.

Except as amended by this Amendment, which shall be effective as of the date hereof, the terms and provisions of the Lake Arlington Agreement are and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

QUICKSILVER RESOURCES INC.

By:	/s/ Glenn Darden
Name: Glenn Darden Title: President & Chief Executive Officer

COWTOWN PIPELINE PARTNERS L.P.

By:	Quicksilver Gas Services Operating GP LLC, its general partner

By:	Quicksilver Gas Services Operating LLC, its sole member

By:	Quicksilver Gas Services LP, its sole member

By:	Quicksilver Gas Services GP LLC, its general partner

By:
Name:
Title:

[Signature page to Lake Arlington GGA Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

QUICKSILVER RESOURCES INC.

By:
Name:
Title:

COWTOWN PIPELINE PARTNERS L.P.

By:	Quicksilver Gas Services Operating
GP LLC, its general partner

By:	Quicksilver Gas Services Operating
LLC, its sole member

By:	Quicksilver Gas Services LP, its
sole member

By:	Quicksilver Gas Services GP LLC,
its general partner

By:	/s/ Robert G. Phillips
Name: Robert G. Phillips
Title: President

[Signature page to Lake Arlington GGA Amendment]